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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       NOVEMBER 10, 1999
                                                --------------------------------


                              QUEST SOFTWARE, INC.
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               (Exact name of registrant as specified in charter)



           CALIFORNIA                     333-80543             33-0231678
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  (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                 File Number)        Identification No.)


8001 IRVINE CENTER DRIVE, IRVINE, CALIFORNIA               92618
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  (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code       (949) 754-8000
                                                  ------------------------------




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         (Former name or former address, if changed since last report.)


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ITEM 5  OTHER EVENTS

        On November 10, 1999, Quest Software, Inc. ("Quest") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Quest Acquisition Corporation II, Inc. ("Sub"), and Foglight Software, Inc., a Delaware corporation ("Foglight"). Pursuant to the terms of Merger Agreement, Sub will be merged with and into Foglight, with Foglight as the surviving corporation in the merger. Foglight will thereby become a wholly-owned subsidiary of Quest. The merger is to be effected through the issuance of up to an aggregate of 1,400,000 shares of Quest common stock in exchange for all of the outstanding capital stock of Foglight. The per share price for purposes of determining the number of shares of Quest Common Stock that will be issued in the merger will be based on the average of the closing prices of the Quest common stock on the Nasdaq National Market for the ten trading days ending one day prior to the closing date of the merger. The amount of such consideration was determined based upon arm's-length negotiations between Quest and Foglight. The consummation of the merger is subject to the satisfaction of certain conditions.

        A copy of the press release announcing the merger agreement with Foglight is also attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7                     FINANCIAL STATEMENTS AND EXHIBITS
                           ---------------------------------

    (c)    Exhibits        The following document is filed as an exhibit to this
           --------        report:

           99.1            Press Release dated November 11, 1999.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Quest Software, Inc.



Date:  November 24, 1999             By: /s/ John J. Laskey
                                         ---------------------------------------
                                         John J. Laskey,
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibits      The following document is filed as an exhibit to this report:
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
99.1          Press Release dated November 11, 1999.


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